Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Saeed Talrai, Chief Executive Officer and Chief Financial Officer, of Cannabis Leaf Incorporated, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)   the quarterly report on Form 10-Q of Cannabis Leaf Incorporated for the period ended April 30, 2018 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Cannabis Leaf Incorporated.

Dated: June 20, 2018

/s/ Saeed Talari
Saeed Talari President, Chief Executive Officer, Chief Financial Officer, Chairman and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)